UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 10, 2007

Capital One Auto Finance Trust 2007-B

Capital One Auto Receivables, LLC

Capital One Auto Finance, Inc.

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor

as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-128722 333-128722-07	31-1750007 51-6589530
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 10, 2007, Capital One Auto Finance Trust 2007-B (the “Trust”) publicly issued U.S.$454,000,000 Class A-2 5.27% Asset Backed Notes due on the June 2010 Payment Date, U.S.$331,500,000 Class A-3-A 5.03% Asset Backed Notes due on the April 2012 Payment Date, U.S.$ 331,500,000 Class A-3-B LIBOR Asset Backed Notes due on the April 2012 Payment Date and U.S.$450,000,000 Class A-4 LIBOR + 0.03% Asset Backed Notes due on the April 2014 Payment Date (collectively, the “Notes”) pursuant to a registration statement (No. 333-128722) declared effective on January 17, 2006. The lead managers for the issuance of the Notes were Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S.$2,534,425.00 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,564,410,148.77 were used by the Trust to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Capital One Auto Finance, Inc. (“COAF”), its affiliates and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

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Exhibit No.	Document Description
1.1	Underwriting Agreement dated April 27, 2007, among the Registrant, COAF and the Representatives.

1.2	Terms Agreement dated April 30, 2007, among the Registrant, COAF and the Representatives.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1	Amended and Restated Trust Agreement dated May 10, 2007 between the Registrant and Wilmington Trust Company, in its capacity as owner trustee.

4.2	Indenture dated May 10, 2007 between the Issuing Entity and Deutsche Bank Trust Company Americas, as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

4.3	Note Guaranty Insurance Policy dated as of May 10, 2007 delivered by MBIA Insurance Corporation (the “Note Insurer”).

10.1	Purchase Agreement dated May 10, 2007 between the Registrant and COAF.

10.2	Sale and Servicing Agreement dated May 10, 2007 between the Registrant, the Issuing Entity, and the Indenture Trustee.

10.3	Administration Agreement dated May 10, 2007 among the Trust, COAF, as the administrator, and the Indenture Trustee.

10.4	Insurance Agreement dated as of May 10, 2007 among the Note Insurer, COAF, the Registrant, the Indenture Entity and the Indenture Trustee.

10.5	ISDA Master Agreement dated as of May 10, 2007 between the Issuing Entity and Credit Suisse International (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement dated as of May 10, 2007 between the Issuing Entity and the Swap Counterparty.

10.7	The Class A-3-B Swap Transaction Confirmation dated as of May 10, 2007 between the Issuing Entity and the Swap Counterparty.

10.8	The Class A-4 Swap Transaction Confirmation dated as of May 10, 2007 between the Issuing Entity and the Swap Counterparty.

25.1	Statement of Eligibility on Form T-1 of The Bank of New York as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-128722, filed on April 30, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2007	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President